Exhibit 99.1

Cohu Reports Third Quarter 2015 Operating Results

●	Q3 sales of $67.5 million

●	Q3 non-GAAP adjusted EPS of $0.17; GAAP income per share of $0.05

●	Received customer validation and first volume order for the new Eclipse platform

POWAY, Calif., October 29, 2015 -- Cohu, Inc. (NASDAQ:COHU) today reported fiscal 2015 third quarter net sales of $67.5 million and GAAP income of $1.3 million or $0.05 per share. The Company also reported non-GAAP results, with third quarter 2015 income of $4.4 million or $0.17 per share. (1)

GAAP Results (1)

(in millions, except per share amounts)	Q3 FY 2015	Q2 FY 2015	Q3 FY 2014	9 Months 2015	9 Months 2014
Net sales	$ 67.5	$ 75.2	$ 91.6	$ 206.2	$ 226.0
Income	$ 1.3	$ 3.9	$ 10.0	$ 3.5	$ 9.5
Income per share	$0.05	$0.15	$0.38	$0.13	$0.37

Non-GAAP Results (1)

(in millions, except per share amounts)	Q3 FY 2015	Q2 FY 2015	Q3 FY 2014	9 Months 2015	9 Months 2014
Income	$ 4.4	$ 7.2	$ 13.4	$ 13.3	$ 19.7
Income per share	$0.17	$0.27	$0.51	$0.50	$0.77

(1)

On June 10, 2015 the Company announced the sale of its mobile microwave communication equipment business, Broadcast Microwave Services, Inc. (“BMS”) and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly. All amounts presented are from continuing operations.

Cash from operations was $20.8 million for the third quarter of 2015 and total cash and investments at the end of the third quarter were $90.7 million.

Luis Müller, President and Chief Executive Officer of Cohu stated, “We delivered another quarter of solid financial results with better than forecast profitability. During the third quarter we achieved several design-wins with our gravity and turret platforms, capturing new automotive and mobile customers in Asia.”

Müller concluded, “Last year we won a major mobile customer with our T-Core thermal subsystems. Now we have secured the first Eclipse pick-and-place volume order for testing mobile processors from a second globally recognized leader in the industry, demonstrating our momentum and strength in this key market.”

Cohu expects fourth quarter 2015 sales to be approximately $63 million. Cohu's Board of Directors approved a quarterly cash dividend of $0.06 per share payable on January 4, 2016 to shareholders of record on November 20, 2015.

Use of Non-GAAP Financial Information:

Included within this press release are non-GAAP financial measures that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, manufacturing transition costs, employee severance costs and asset impairment. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations.

These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain matters discussed in this release, including statements regarding expectations of sales, revenues, market share gains and operating results are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions, inventory, goodwill and other asset write-downs; our ability to convert new products under development into production on a timely basis, support product development and meet customer delivery and acceptance requirements for next generation equipment; our reliance on third-party contract manufacturers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor test handler industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; and the cyclical and unpredictable nature of capital expenditures by semiconductor manufacturers. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q. The forward-looking statements included in this release speak only as of the date hereof, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

About Cohu:

Cohu is a leading supplier of semiconductor test and inspection handlers, micro-electro mechanical system (MEMS) test modules, test contactors and thermal sub-systems used by global semiconductor manufacturers and test subcontractors.

Cohu will be conducting their conference call on Thursday, October 29, 2015 at 1:30 p.m. Pacific Time/4:30 p.m. Eastern Time. The call will be webcast at www.cohu.com. Replays of the call can be accessed at www.cohu.com.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com. Contact: Jeffrey D. Jones - Investor Relations (858) 848-8106

COHU, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(in thousands, except per share amounts)

	Three Months Ended (1)		Nine Months Ended (1)
	September 26,	September 27,	September 26,	September 27,
	2015	2014	2015	2014
Net sales	$67,512	$91,573	$206,170	$226,042
Cost and expenses:
Cost of sales	44,718	58,621	137,529	148,797
Research and development	8,605	8,587	24,901	26,935
Selling, general and administrative	11,923	12,358	38,006	38,218
	65,246	79,566	200,436	213,950
Income from operations	2,266	12,007	5,734	12,092
Interest and other, net	9	6	19	25
Income from continuing operations before taxes	2,275	12,013	5,753	12,117
Income tax provision	940	2,001	2,251	2,612
Income from continuing operations	1,335	10,012	3,502	9,505

Discontinued operations:
Loss from discontinued operations before taxes (2)	(222)	(2,598)	(5,195)	(1,171)
Income tax provision (benefit)	-	(105)	6	-
Loss from discontinued operations	(222)	(2,493)	(5,201)	(1,171)
Net income (loss)	$1,113	$7,519	$(1,699)	$8,334

Income (loss) per share:

Basic:
Income from continuing operations	$0.05	$0.39	$0.13	$0.38
Loss from discontinued operations	(0.01)	(0.09)	(0.20)	(0.05)
Net income (loss)	$0.04	$0.30	$(0.07)	$0.33

Diluted:
Income from continuing operations	$0.05	$0.38	$0.13	$0.37
Loss from discontinued operations	(0.01)	(0.09)	(0.19)	(0.05)
Net income (loss)	$0.04	$0.29	$(0.06)	$0.32

Weighted average shares used in computing income (loss) per share: (3)
Basic	26,175	25,481	25,995	25,309
Diluted	26,796	26,174	26,679	25,698

(1)

The three- and nine-month periods ended September 26, 2015 and September 27, 2014 were comprised of 13 weeks and 39 weeks, respectively. On June 10, 2015 the Company announced the sale of its mobile microwave communications equipment business and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)

Current year amounts include the loss generated by the sale of our mobile microwave communication equipment business totaling $0.2 million and $3.2 million for the three- and nine-month periods ended September 26, 2015, respectively. The nine-month period ended September 27, 2014 includes a gain on sale of our video camera business of $4.1 million.

(3)

The Company has utilized the "control number" concept in the computation of diluted earnings per share to determine whether a potential common stock instrument is dilutive. The control number used is income from continuing operations. The control number concept requires that the same number of potentially dilutive securities applied in computing diluted earnings per share from continuing operations be applied to all other categories of income or loss, regardless of their anti-dilutive effect on such categories.

COHU, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands) (Unaudited)

	September 26,	December 27,
	2015(1)	2014(1) (2)
Assets:
Current assets:
Cash and investments	$90,727	$72,040
Accounts receivable	56,020	70,490
Inventories	50,870	49,200
Deferred taxes and other	9,078	12,769
Current assets of discontinued operations	-	10,318
Total current assets	206,695	214,817
Property, plant & equipment, net	31,944	31,854
Goodwill	60,860	63,132
Intangible assets, net	27,367	33,087
Other assets	5,620	5,928
Total assets	$332,486	$348,818

Liabilities & Stockholders’ Equity:
Current liabilities:
Deferred profit	$5,732	$6,941
Other current liabilities	57,435	58,754
Current liabilities of discontinued operations	-	2,783
Total current liabilities	63,167	68,478
Other noncurrent liabilities	32,993	32,566
Noncurrent liabilities of discontinued operations	-	706
Stockholders’ equity	236,326	247,068
Total liabilities & stockholders’ equity	$332,486	$348,818

(1)

On June 10, 2015 the Company announced the sale of its mobile microwave communication equipment business and, as a result, the operating results of BMS have been presented as discontinued operations and all prior period amounts have been reclassified accordingly.

(2)	Certain prior year amounts have been reclassified to conform with current period presentation.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended
	September 26,	June 27,	September 27,
	2015	2015	2014
Income from operations - GAAP basis (a)	$2,266	$4,160	$12,007
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	100	198	85
Research and development	256	254	453
Selling, general and administrative	1,281	1,294	1,047
	1,637	1,746	1,585
Amortization of intangible assets included in (c):
Cost of goods sold	1,364	1,361	1,533
Selling, general and administrative	384	384	421
	1,748	1,745	1,954
Manufacturing transition and severance costs included in (d):
Selling, general and administrative	184	311	192
Income from operations - non-GAAP basis (e)	$5,835	$7,962	$15,738

Income from continuing operations - GAAP basis	$1,335	$3,887	$10,012
Non-GAAP adjustments (as scheduled above)	3,569	3,802	3,731
Tax effect of non-GAAP adjustments (f)	(466)	(476)	(342)
Income from continuing operations - non-GAAP basis	$4,438	$7,213	$13,401

GAAP income from continuing operations per share - diluted	$0.05	$0.15	$0.38

Non-GAAP income from continuing operations per share - diluted (g)	$0.17	$0.27	$0.51

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs.  Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	3.4%, 5.5% and 13.1% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	8.6%, 10.6% and 17.2% of net sales, respectively.
(f)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(g)	All periods presented were computed using number of GAAP diluted shares outstanding for each period.

COHU, INC.

Supplemental Reconciliation of GAAP Results to Non-GAAP Financial Measures (Unaudited)

(in thousands, except per share amounts)

	Nine Months Ended
	September 26,	September 27,
	2015	2014
Income from operations - GAAP basis (a)	$5,734	$12,092
Non-GAAP adjustments:
Share-based compensation included in (b):
Cost of goods sold	413	350
Research and development	841	1,364
Selling, general and administrative	3,827	2,919
	5,081	4,633
Amortization of intangible assets included in (c):
Cost of goods sold	4,110	4,676
Selling, general and administrative	1,158	1,283
	5,268	5,959
Manufacturing transition and severance costs included in (d):
Research and development	-	20
Selling, general and administrative	534	1,190
	534	1,210

Asset impairment included in selling, general and administrative (e)	273	-
Income from operations - non-GAAP basis (f)	$16,890	$23,894

Income from continuing operations - GAAP basis	$3,502	$9,505
Non-GAAP adjustments (as scheduled above)	11,156	11,802
Tax effect of non-GAAP adjustments (g)	(1,392)	(1,579)
Income from continuing operations - non-GAAP basis	$13,266	$19,728

GAAP income per share - diluted	$0.13	$0.37
Non-GAAP income per share - diluted (h)	$0.50	$0.77

Management believes the presentation of these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provides meaningful supplemental information regarding the Company's operating performance. Our management uses these non-GAAP financial measures in assessing the Company's operating results, as well as when planning, forecasting and analyzing future periods and these non-GAAP measures allow investors to evaluate the Company’s financial performance using some of the same measures as management. Management views share-based compensation as an expense that is unrelated to the Company’s operational performance as it does not require cash payments and can vary in amount from period to period and the elimination of amortization charges provides better comparability of pre and post-acquisition operating results and to results of businesses utilizing internally developed intangible assets. Manufacturing transition costs relate principally to employee severance expenses incurred as a result of moving certain manufacturing activities to Asia as part of our cost reduction efforts and employee severance are costs incurred in conjunction with the termination of certain employees to streamline our operations and reduce costs. Management has excluded these costs primarily because they are not reflective of the ongoing operating results and they are not used to assess ongoing operational performance. Impairments are incurred when specific assets or a reporting unit’s carrying value exceeds its fair value. Management has excluded this item because it is not reflective of the ongoing operating results and because of the infrequent and non-cash nature of this activity. Excluding this data provides investors with a basis to compare Cohu’s performance against the performance of other companies without this variability. However, the non-GAAP financial measures should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures. The presentation of non-GAAP financial measures above may not be comparable to similarly titled measures reported by other companies and investors should be careful when comparing our non-GAAP financial measures to those of other companies.

(a)	2.8% and 5.3% of net sales, respectively.
(b)	To eliminate compensation expense for employee stock options, stock units and our employee stock purchase plan.
(c)	To eliminate the amortization of acquired intangible assets.
(d)	To eliminate manufacturing transition and employee severance costs.
(e)	To eliminate the asset impairment charge recorded in the first quarter of 2015.
(f)	8.2% and 10.6% of net sales, respectively.
(g)	To adjust the provision for income taxes related to the adjustments described above based on applicable tax rates.
(h)	All periods presented were computed using number of GAAP diluted shares outstanding for each period.